NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1


CLOSING DATE: FEBRUARY 23, 2005
MONTHLY DISTRIBUTION REPORT


COLLECTION PERIOD                        04/01/05    TO    04/30/05
MONTHLY DISTRIBUTION DATE                05/25/05
VOLUME 2

------------------------------------------------------------------------------------------------------------------------------------
I   ASSET AND LIABILITY SUMMARY
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
A.     STUDENT LOAN PORTFOLIO                                               03/31/05              CHANGE               04/30/05
------------------------------------------------------------------------------------------------------------------------------------
    1  Student Loan Principal                                           $ 698,526,672.27      $  4,488,939.71      $ 703,015,611.98
    2  Student Loan Accrued Interest + Accrued Late Fees                $  17,183,074.56      $ (2,922,325.44)     $  14,260,749.12
                                                                        ----------------      ---------------      ----------------
    3  Pool Balance                                                     $ 715,709,746.83      $  1,566,614.27      $ 717,276,361.10
                                                                        ----------------      ---------------      ----------------

    4  Weighted Average Coupon (WAC)                                                6.16%                0.53%                 6.69%
    5  Weighted Average Maturity (WAM)                                       264.0 Months          -1.3 Months          262.7 Months
    6  Number of Loans                                                             67,783                  -86                67,697
    7  Number of Borrowers                                                         61,053                  -77                60,976

------------------------------------------------------------------------------------------------------------------------------------
B.     TRUST ACCOUNTS AND TERI PLEDGE FUND                                  03/31/05              CHANGE               04/30/05
------------------------------------------------------------------------------------------------------------------------------------

    1  Collection Account + Collections Receivable Account              $   7,193,394.66      $ (4,734,039.94)     $   2,459,354.72
    2  Reserve Account (at market value)                                $ 179,381,891.22      $    (46,062.63)     $ 179,335,828.59

                                                                        ----------------      ---------------      ----------------

    3  Total Trust Accounts                                             $ 186,575,285.88      $ (4,780,102.57)     $ 181,795,183.31

    4  TERI Pledge Fund (at market value)                               $  41,480,771.26      $    256,149.17      $  41,736,920.43

    5  Total Trust Accounts and TERI Pledge Fund                        $ 228,056,057.14      $ (4,523,953.40)     $ 223,532,103.74

    6  Pool Balance + Trust Accounts                                    $ 902,285,032.71      $ (3,213,488.30)     $ 899,071,544.41

    7  Pool Balance + Trust Accounts + TERI Pledge Fund                 $ 943,765,803.97      $ (2,957,339.13)     $ 940,808,464.84

    8  Has a Specified Reserve Account Balance date occurred ?
       No - first date is March 2006
       Trigger Tests:
       Is the Note Parity Ratio less than 101%?   Yes
       Is the Cumulative Gross Default Rate greater than 10%?   No
       Is the Cumulative Gross Default Rate greater than 15%?  No
       Is Prior Period Trust Assets > 103% of Note Principal? No

-----------------------------------------------------------------------------------------------------------------------------------
C.      SECURITIES         CUSIP          INDEX     SPREAD       03/31/05           CHANGE           04/30/05          CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
    1  Class A-1          63543PBD7      1M LIBOR   0.06%    $ 248,980,000.00   $ (579,115.55)   $ 248,400,884.45   $          -
    2  Class A-2          63543PBE5      1M LIBOR   0.09%    $ 127,000,000.00   $           -    $ 127,000,000.00   $          -
    3  Class A-3          63543PBF2      1M LIBOR   0.14%    $ 157,240,000.00   $           -    $ 157,240,000.00   $          -
    4  Class A-4          63543PBG0      1M LIBOR   0.24%    $ 159,720,000.00   $           -    $ 159,720,000.00   $          -
    5  Class A-5 (a)   63543PBM7 & BN5   1M LIBOR   0.48%    $ 163,830,000.00   $           -    $ 163,830,000.00   $          -
    6  Class A-IO         63543PBP0        Fixed    6.75%          (b)          $           -          (b)          $          -
    7  Class B  (c)       63543PBK1      1M LIBOR   0.38%    $ 46,360,000.00    $           -    $  46,360,000.00   $          -
    8  Class C  (c)       63543PBL9      1M LIBOR   0.70%    $ 48,370,000.00    $           -    $  48,370,000.00   $          -
       ----------------------------------------------------------------------------------------------------------------------------
    9  Total Securities                                      $ 951,500,000.00   $ (579,115.55)   $ 950,920,884.45   $          -
       ----------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]

---------------------------------------------------------
C.      SECURITIES        05/25/05        % OF SECURITIES
---------------------------------------------------------

    1  Class A-1       $ 248,400,884.45       26.12%
    2  Class A-2       $ 127,000,000.00       13.36%
    3  Class A-3       $ 157,240,000.00       16.54%
    4  Class A-4       $ 159,720,000.00       16.80%
    5  Class A-5 (a)   $ 163,830,000.00       17.23%
    6  Class A-IO           (b)                0.00%
    7  Class B  (c)    $  46,360,000.00        4.88%
    8  Class C  (c)    $  48,370,000.00        5.09%
       --------------------------------------------------
    9  Total Securities$ 950,920,884.45      100.00%
       --------------------------------------------------

    (a) Class A-5 Securities include Class A-5-1 and A-5-2.

    (b) The notional amount, in effect thru December 2009, for Class A-IO (interest-only) equals the aggregate principal amount of the Class A-5 Securities.

    (c) The Stepdown Date is the April 2011 Distribution Date. At the Stepdown Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A Securities. See the prospectus for complete information concerning the Stepdown Date.





NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

-----------------------------------------------------------------------------------------------------------------------
II  TRANSACTIONS AND ACCRUALS                                                                    FROM 4/1/05 TO 4/30/05
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 A.    STUDENT LOAN CASH PRINCIPAL ACTIVITY
-----------------------------------------------------------------------------------------------------------------------

    1  Principal Payments Received                                                                     $ (1,338,482.42)
    2  Principal Claims from Guarantor                                                                 $     (9,500.00)
    3  Repurchased Principal                                                                           $             -
    4  New Loan Additions                                                                              $             -
    5  Other Adjustments (cancellations, consolidations and other)                                     $   (331,846.33)
       ----------------------------------------------------------------------------------------------------------------
    6  Total Principal Collections                                                                     $ (1,679,828.75)
       ----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 B.    STUDENT LOAN NON-CASH PRINCIPAL ACTIVITY
-----------------------------------------------------------------------------------------------------------------------

    1  Capitalized Interest                                                                            $  6,162,885.97
    2  Realized Losses                                                                                 $             -
    3  New Loan Additions                                                                              $             -
    4  Other Adjustments                                                                               $      5,882.49
       ----------------------------------------------------------------------------------------------------------------
    5  Total Non-Cash Principal Activity                                                               $  6,168,768.46
       ----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 C.    TOTAL STUDENT LOAN PRINCIPAL ACTIVITY (II.A.6 + II.B.5)                                         $  4,488,939.71
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 D.    STUDENT LOAN CASH INTEREST ACTIVITY
-----------------------------------------------------------------------------------------------------------------------

    1  Interest Payments Received                                                                      $   (625,303.34)
    2  Interest Claims from Guarantor                                                                  $       (220.59)
    3  Repurchased Interest                                                                            $             -
    4  New Loan Additions                                                                              $             -
    5  Late Fees                                                                                       $       (259.81)
    6  Other Adjustments (cancellations, consolidations and other)                                     $        (71.66)
       ----------------------------------------------------------------------------------------------------------------
    7  Total Interest Collections                                                                      $   (625,855.40)
       ----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 E.    STUDENT LOAN NON-CASH INTEREST ACTIVITY
-----------------------------------------------------------------------------------------------------------------------

    1  Interest Accruals                                                                               $  3,866,294.15
    2  Capitalized Interest                                                                            $ (6,162,885.97)
    3  Realized Losses                                                                                 $             -
    4  Other Adjustments                                                                               $       (296.14)
    5  Non-Cash Late Fees                                                                              $        417.92
       ----------------------------------------------------------------------------------------------------------------
    6  Total Non-Cash Interest Activity                                                                $ (2,296,470.04)
       ----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 F.    TOTAL STUDENT LOAN INTEREST ACTIVITY (II.D.7 + II.E.6)                                          $ (2,922,325.44)
-----------------------------------------------------------------------------------------------------------------------




NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

-----------------------------------------------------------------------------------------------------------------------
III COLLECTION ACCOUNT ACTIVITY                                                                  FROM 4/1/05 TO 4/30/05
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
A.     COLLECTION ACCOUNT
-----------------------------------------------------------------------------------------------------------------------

    1  Collections by Servicers                                                                        $  2,295,703.75
    2  Claim Payments from Guarantor                                                                   $      9,720.59
    3  Liquidation Proceeds and Recoveries                                                             $             -
    4  Sale Proceeds                                                                                   $             -
    5  Investment Earnings on Trust Accounts                                                           $    402,832.01
    6  Excess of Specified Reserve Account Balance                                                     $             -
    7  Other Receipts (Late Fees and Other)                                                            $        627.52
    8  Prior Month Allocation                                                                          $    143,092.44
    9  Loans Purchased (Payment for March loans added by non-cash transaction)                         $     (3,850.00)
       ----------------------------------------------------------------------------------------------------------------
    10 Total Available Funds                                                                           $  2,848,126.31
       ----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
B.     ALLOCATIONS THRU 4/30/05 WITH PAYMENTS AND DISTRIBUTIONS FOR 5/25/05         TOTAL
                                                                                  AVAILABLE         REMAINING        RESERVE
                                                                                    FUNDS             FUNDS          TRANSFER
--------------------------------------------------------------------------------------------------------------------------------
                                                                                $ 2,848,126.31   $ 2,848,126.31
    1  Payment of Trust Expenses, Servicer, Administrator, Paying Agent and
       Back-up Administrator
            (a) Payment of Trust Expenses                                       $            -   $ 2,848,126.31   $            -
            (b) Payment of Servicing Fees                                       $    91,305.64   $ 2,756,820.67   $            -
            (c) Payment of Administration Fees                                  $    29,292.32   $ 2,727,528.35   $            -
            (d) Payment to Irish Paying Agent                                   $            -   $ 2,727,528.35   $            -
            (e) Payment of Back-up Administration Fees                          $     1,000.00   $ 2,726,528.35   $            -
    2  Allocation of Trust Expenses, Servicer, Administrator, Paying Agent and
       Back-up Administrator
            (a) Allocation of Trust Expenses                                    $            -   $ 2,726,528.35   $            -
            (b) Allocation of Servicing Fees                                    $    90,380.00   $ 2,636,148.35   $            -
            (c) Allocation of Administration Fees                               $            -   $ 2,636,148.35   $            -
            (d) Allocation to Irish Paying Agent                                $            -   $ 2,636,148.35   $            -
            (e) Allocation of Back-up Administration Fees                       $            -   $ 2,636,148.35   $            -
    3  Payment to TERI Pledge Fund, additional Guaranty Fees                    $            -   $ 2,636,148.35   $            -
    4  Allocation to TERI Pledge Fund, additional Guaranty Fees                 $            -   $ 2,636,148.35   $            -
    5  Payment of Interest Distribution Amount to Class A Securities:
            (a) Class A-1                                                       $   637,562.27   $ 1,998,586.08   $            -
            (b) Class A-2                                                       $   329,141.67   $ 1,669,444.41   $            -
            (c) Class A-3                                                       $   414,065.33   $ 1,255,379.08   $            -
            (d) Class A-4                                                       $   433,906.00   $   821,473.08   $            -
            (e) Class A-5                                                       $   477,837.50   $   343,635.58   $            -
            (f) Class A-IO                                                      $   921,543.75   $            -   $   577,908.17
    6  Payment of Interest Distribution Amount to Class B Securities:
            (a) Class B                                                         $   131,353.33   $            -   $   709,261.50
    7  Payment of Interest Distribution Amount to Class C Securities:
            (b) Class C                                                         $   149,947.00   $            -   $   859,208.50
    8  Payment to Reserve Account up to Specified Reserve Account Balance       $            -   $            -   $            -
    9  Payment to TERI, to Purchase Rehabilitated Loans                         $            -   $            -   $            -
    10 Payment of Principal Distribution Amount to Class A Securities:
            (a) Class A-1                                                       $            -   $            -   $            -
            (b) Class A-2                                                       $            -   $            -   $            -
            (c) Class A-3                                                       $            -   $            -   $            -
            (d) Class A-4                                                       $            -   $            -   $            -
            (e) Class A-5                                                       $            -   $            -   $            -
    11 Payment of Principal Distribution Amount to Class B Securities:
            (a) Class B                                                         $            -   $            -   $            -
    12 Payment of Principal Distribution Amount to Class C Securities:
            (b) Class C                                                         $            -   $            -   $            -
    13 Payment of any Unreimbursed Advances:                                    $            -   $            -   $            -
            (a) Payment of Trust Expenses                                       $            -   $            -   $            -
            (b) Payment of Servicing Fees                                       $            -   $            -   $            -
            (c) Payment of Administration Fees                                  $            -   $            -   $            -
            (d) Payment of Irish Paying Agent                                   $            -   $            -   $            -
            (e) Payment of Back-up Administration Fees                          $            -   $            -   $            -
            (f) Payment to First Marblehead Corporation                         $            -   $            -   $            -
    14 On and after 10% Pool Balance Distribution Date,                         $            -   $            -   $            -
            (a) Is a Turbo Parity Trigger in effect?                                 No
            (b) Has a TERI Turbo Trigger occurred?                                   No
    15 Remaining Funds to owner trust certificateholders                        $            -   $            -   $            -





NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

------------------------------------------------------------------------------------------------------------
IV  PARITY CALCULATIONS (EXCLUDES TERI PLEDGE FUND)                             03/31/05      04/30/05
------------------------------------------------------------------------------------------------------------
    1  Senior Parity (Pool Balance + Trust Accounts / Class A Securities (a)     105.31%       105.01%
    2  Total Parity (Pool Balance + Trust Accounts / Securities) (a)              94.83%        94.55%

(a) Parity ratio calculations include all Securities including A-5-2 securities.

The Total Parity ratio, as calculated pursuant to definitions stipulated in the Trust Documents, increased from 94.32% at the time of February 23, 2005 securitization to 94.55% on April 30, 2005. On March 31, 2005, the Total Parity ratio was 94.83%. The Total Parity ratios for all three reporting dates are in line with management's expectations. The Total Parity ratio at March 31, 2005 was positively impacted by the fact that interest accrued for the month of March 2005 was properly excluded from the parity calculation denominator, as required by the Trust Documents. At the same time, the cash required to make the April 2005 interest payment was available at March 31, 2005, and properly included in the Total Parity ratio numerator, thereby increasing the Total Parity ratio at March 31, 2005. On April 25, 2005, the Trust made the first interest payment of 60 or 61 days interest. Future interest payments will be made each Distribution Date to satisfy interest obligations for the previous month's interest period only.





-----------------------------------------------------------------------------------------------------------------------------
V   PORTFOLIO CHARACTERISTICS BY PAYMENT STATUS
-----------------------------------------------------------------------------------------------------------------------------

                                               ------------------------------------------------------------------------------
                                                        WAC                   # OF LOANS                     %
-----------------------------------------------------------------------------------------------------------------------------
PAYMENT STATUS                                 03/31/05     04/30/05     03/31/05     04/30/05     03/31/05     04/30/05
-----------------------------------------------------------------------------------------------------------------------------
INTERIM (1)
          In School                               6.14%        6.67%       60,374       60,102       89.07%       88.78%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                                              60,374       60,102       89.07%       88.78%
-----------------------------------------------------------------------------------------------------------------------------
REPAYMENT
          ACTIVE
                   Current                        6.28%        6.82%        7,030        7,291       10.37%       10.77%
                   31-60 Days Delinquent          6.57%        6.56%          222           54       0.33%         0.08%
                   61-90 Days Delinquent          6.31%        7.17%           39           95       0.06%         0.14%
                   91-120 Days Delinquent         7.34%        7.24%           12           24       0.02%         0.04%
                   121-150 Days Delinquent        7.01%        7.74%           16            9       0.02%         0.01%
                   151-180 Days Delinquent        0.00%        7.39%            -           11       0.00%         0.02%
                   > 180 Days Delinquent          4.79%        0.00%            1            -       0.00%         0.00%

          FORBEARANCE                             5.86%        6.29%           89          111       0.13%         0.16%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                                             7,409        7,595       10.93%       11.22%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                                                67,783       67,697      100.00%      100.00%
-----------------------------------------------------------------------------------------------------------------------------

(1) Loans in Interim Status have not yet had a scheduled payment.





---------------------------------------------------------------------------------------------------------------
V   PORTFOLIO CHARACTERISTICS BY PAYMENT STATUS
---------------------------------------------------------------------------------------------------------------

                                               ---------------------------------------------------------------
                                                          PRINCIPAL AMOUNT                         %
------------------------------------------------------------------------------------------------------------
PAYMENT STATUS                                     03/31/05             04/30/05         03/31/05     04/30/05
--------------------------------------------------------------------------------------------------------------
INTERIM (1)
          In School                            $ 606,335,452.97     $ 609,340,393.39       86.80%       86.68%
--------------------------------------------------------------------------------------------------------------
TOTAL INTERIM                                  $ 606,335,452.97     $ 609,340,393.39       86.80%       86.68%
--------------------------------------------------------------------------------------------------------------
REPAYMENT
          ACTIVE
                   Current                     $  88,505,676.70     $  90,602,854.39       12.67%       12.89%
                   31-60 Days Delinquent       $   2,013,922.22     $     625,870.05        0.29%        0.09%
                   61-90 Days Delinquent       $     461,636.86     $     834,527.38        0.07%        0.12%
                   91-120 Days Delinquent      $     147,105.90     $     258,528.54        0.02%        0.04%
                   121-150 Days Delinquent     $     228,602.42     $     131,514.74        0.03%        0.02%
                   151-180 Days Delinquent     $              -     $     144,944.32        0.00%        0.02%
                   > 180 Days Delinquent       $       2,038.66     $              -        0.00%        0.00%

          FORBEARANCE                          $     832,236.54     $   1,076,979.17        0.12%        0.15%
--------------------------------------------------------------------------------------------------------------
TOTAL REPAYMENT                                $  92,191,219.30     $  93,675,218.59       13.20%       13.32%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                    $ 698,526,672.27     $ 703,015,611.98      100.00%      100.00%
--------------------------------------------------------------------------------------------------------------





NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

------------------------------------------------------------------------------------------------------------------
VI  PORTFOLIO CHARACTERISTICS BY BORROWER TYPE AND SCHOOL TYPE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                   03/31/05                         04/30/05
                                                     -------------------------------------------------------------
Borrower Type                                        PRINCIPAL AMOUNT        %        PRINCIPAL AMOUNT       %
------------------------------------------------------------------------------------------------------------------
Creditworthy Cosigned Loans                          $ 557,969,030.44      79.88%     $ 561,685,368.50      79.90%
Creditworthy Non-Cosigned Loans                      $ 115,744,396.81      16.57%     $ 116,545,619.69      16.58%
Creditready Loans                                    $  24,813,245.02       3.55%     $  24,784,623.79       3.53%
------------------------------------------------------------------------------------------------------------------
TOTAL                                                $ 698,526,672.27     100.00%     $ 703,015,611.98     100.00%
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                                   03/31/05                         04/30/05
                                                     -------------------------------------------------------------
School Type                                          PRINCIPAL AMOUNT        %        PRINCIPAL AMOUNT       %
------------------------------------------------------------------------------------------------------------------
2 Year Private                                       $   8,077,445.49       1.16%     $  8,132,826.11        1.16%
2 Year Public                                        $  72,699,007.63      10.41%     $  73,396,689.39      10.44%
4 Year Private                                       $ 189,367,404.82      27.11%     $ 190,315,968.91      27.07%
4 Year Public                                        $ 266,444,866.90      38.14%     $ 268,531,558.61      38.20%
Graduate                                             $  92,229,495.97      13.20%     $  92,929,248.61      13.22%
K-12                                                 $  19,278,670.24       2.76%     $  19,093,260.87       2.72%
Proprietary                                          $  39,368,855.93       5.64%     $  39,606,742.89       5.63%
N/A                                                  $  11,061,925.29       1.58%     $  11,009,316.59       1.57%
------------------------------------------------------------------------------------------------------------------
TOTAL                                                $ 698,527,672.27     100.00%     $ 703,015,611.98     100.00%
------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------
VII DEFAULT DETAIL
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                             03/31/05              04/30/05
                                                                         --------------------------------------
                                                                         PRINCIPAL AMOUNT      PRINCIPAL AMOUNT
---------------------------------------------------------------------------------------------------------------
A.     Cumulative Claims Filed to TERI(1)                                $     25,798.22       $     51,628.11

B.     Cumulative Gross Default Rate (2)                                            0.00%                 0.05%

C.     Claims Cancelled (Non-Default)                                    $             -       $      2,038.66

D.     Cumulative Net Default Rate (3)                                              0.00%                 0.05%

E.     Cumulative Claim Payments Made by TERI                            $             -       $      9,500.00

F.     Claims in Process                                                 $     25,798.22       $     40,089.45

G.     Cumulative net loss, claims rejected, aged 24 months or more      $             -       $             -

H.     Is TERI Principal Trigger in effect?                                      No                   No
       Is TERI Turbo Trigger in effect?                                          No                   No
---------------------------------------------------------------------------------------------------------------

(1) Cumulative principal balance of student loans subject to a TERI guaranty event as of the last day of the Collection Period.
(2) Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
(3) Section VII.A adjusted by ( C ) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).